PBHG INSURANCE SERIES FUND
                       Supplement Dated November 11, 2005

                  This Supplement updates certain information contained in the currently effective Prospectus of PBHG Insurance Series Fund, dated April 8, 2005, as supplemented. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-347-9256.

                  The following information is added as the new last paragraph in the "Exhibit C - Pending Litigation" section of the Statement of Additional
Information:

"On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). PBHG Insurance Series Fund was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and ss. 32-1-102) and is seeking that Liberty Ridge Capital cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief."

         Liberty Ridge Capital intends to respond to the Order but at this stage believes it is too early to assess the likely outcome of the Order, or success of any defenses Liberty Ridge Capital may have to the allegations contained therein. While it is currently too early to predict the outcome of the Order, Liberty Ridge Capital does not believe that the outcome will materially affect its ability to carry out its duty as investment adviser to PBHG Insurance Series Fund. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of the Order. Redemptions may require PBHG Insurance Series Fund to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the PBHG Insurance Series Fund portfolios.